Exhibit 10.54

LIMITED GUARANTY AGREEMENT

THIS LIMITED GUARANTY AGREEMENT (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, this “Guaranty”), is made as of the 6th day of November, 2007, by NORTHSTAR REALTY FINANCE CORP., a Maryland corporation (together with its successors and permitted assigns, “Northstar Corp”), as a guarantor, NORTHSTAR REALTY FINANCE L.P., a Delaware limited partnership (together with its successors and permitted assigns, “Northstar LP”, as a guarantor, and, together with NorthStar Corp, the “Guarantor”), for the benefit of the several banks and other financial institutions as are, or may from time to time become parties to the Credit Agreement (as defined below) (each, together with its successors and assigns, a “Lender” and, collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

RECITALS:

WHEREAS, pursuant to that certain Credit Agreement, dated as of November 6, 2007 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Credit Agreement”), by and among NRFC WA Holdings, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Holdings”), as a borrower, NRFC WA Holdings II, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Holdings II”), as a borrower, NRFC WA Holdings VII, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Holdings VII”), as a borrower, NRFC WA HOLDINGS X, LLC, a Delaware limited liability company (together with it successors and assigns, “Holdings X”), as a borrower, NRFC WA Holdings XII, LLC, a Delaware limited liability company, as a guarantor (together with it successors and assigns, “Holdings XII”, and, together with Holdings, Holdings II, Holdings VII, Holdings X and any other Person that becomes a borrower under this Agreement and the Credit Documents, each individually and collectively referred to herein as a “Borrower” and collectively referred to herein as the “Borrowers”), the Guarantor, as the guarantors, the Lenders and the Administrative Agent, the Borrowers and the Lenders have agreed that the Lenders may make certain loans to the Borrowers subject to the terms and conditions of the Credit Agreement; and

WHEREAS, the Borrowers are indirect wholly-owned Subsidiaries of the Guarantor;

WHEREAS, the Guarantor will benefit directly or indirectly from the transactions contemplated under the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders are unwilling to enter into the Credit Agreement or the transactions contemplated thereby without the benefit of this Guaranty.

NOW, THEREFORE, based upon the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor, intending to be legally bound, hereby agrees as follows:

1.             Limited Guaranty of Payment and Performance.

The Guarantor hereby absolutely, primarily, unconditionally and irrevocably guarantees, as primary obligor and as guarantor of payment and performance and not merely as surety or guarantor of collection, to the Administrative Agent and the Lenders subject to the terms of this Section 1 (i) the payment, when due, by maturity, acceleration or otherwise, of the Guarantee Indebtedness, and (ii) the full and timely performance of, and compliance with, each and every duty, agreement, undertaking, indemnity and obligation of the Borrowers under the Credit Documents strictly in accordance with the terms thereof (collectively, the “Guarantor Obligations” and, together with the Guarantee Indebtedness, the “Guarantee Liabilities”), in each case, however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several and whether now or hereafter existing or due or to become due; provided, however, notwithstanding anything to the contrary contained herein, the Guarantor shall not be liable for any Guarantee Liabilities in excess of $200,000,000. For the purposes hereof, the term “Guarantee Indebtedness” means any and all Indebtedness of the Borrowers under the Credit Documents to the Administrative Agent and the Lenders under the Credit Documents in connection with the Credit Documents and all other Obligations outstanding, howsoever evidenced, whether existing now or arising hereafter, as such Guarantee Liabilities may be amended, modified, extended, renewed or replaced from time to time. Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, the obligations of the Guarantor (if more than one) hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any Requirement of Law of any state.

2.             Release of Collateral, Parties Liable, etc.

The Guarantor agrees that (a) any or all of the Collateral, the Pledged Collateral and other collateral, security and Property now or hereafter held for the Guaranty or the Guarantee Liabilities may be exchanged, released, terminated, modified, sold, assigned, participated, pledged, compromised, surrendered or otherwise transferred or disposed of from time to time; (b) except as expressly set forth in the Credit Documents, the Administrative Agent and the Lenders shall have no obligation to protect, perfect, secure or insure any Collateral, the Pledged Collateral or any collateral, security, Property, Liens, interests or encumbrances now or hereafter held for the Guaranty or the Guarantee Liabilities or the Properties subject thereto; (c) the time, place, manner or terms of payment of the Guarantee Liabilities may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers, the Pledgor, the other Credit Parties and other Persons may be granted indulgences generally; (e) any of the provisions of the Credit Agreement and the other Credit Documents and the Guarantee Liabilities may be modified, amended, waived, supplemented, replaced or restated from time to time; (f) any party liable for the payment of the Guarantee Liabilities, including, without limitation, other guarantors, may be granted indulgences or released; and (g) any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Guarantee Liabilities, including, without limitation, other guarantors, or liable upon any security therefor, may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Guarantee Liabilities, all of the foregoing in clauses (a) through (g) without notice to or further assent by the Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release or other act.

3.             Waiver of Rights.

The Guarantor expressly waives:  (a) notice of acceptance of this Guaranty by the Administrative Agent or the Lenders and of all extensions of credit, loans or advances to or purchases from the Borrowers by the Administrative Agent or the Lenders; (b) presentment and demand for payment of any of the

Guarantee Liabilities; (c) protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the Guarantee Liabilities or with respect to any collateral, security or Property therefor; (d) notice of the Administrative Agent or the Lenders obtaining, amending, substituting for, releasing, waiving, modifying, extending, replacing or restating all or any portion of the Guarantee Liabilities, the Credit Agreement, any other Credit Document, other guarantees or any Lien now or hereafter securing the Guarantee Liabilities or the Guaranty, or the Administrative Agent or the Lenders subordinating, compromising, discharging, terminating or releasing such Liens; (e) notice of the execution and delivery by the Borrowers, the Administrative Agent, the Lenders or any other Person of any other loan, purchase, credit or security agreement or document or of the Borrowers’ or such other Person’s execution and delivery of any promissory notes or other documents arising under or in connection with the Credit Documents or in connection with any purchase of the Borrowers’ or such other Person’s Property or assets; (f) notice of the occurrence of any breach by the Borrowers, the Pledgor, any other Credit Party or any other Person or of any Event of Default; (g) notice of the Administrative Agent’s or the Lenders’ transfer, disposition, assignment, sale, pledge or participation of the Guarantee Liabilities, the Collateral, the Pledged Collateral, the Credit Documents, the Mortgage Loan Documents, or any collateral, security or Property for the Guaranty or the Guarantee Liabilities or any portion of the foregoing; (h) notice of the sale or foreclosure (or posting or advertising for sale or foreclosure) of all or any portion of any Collateral, the Pledged Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities; (i) notice of the protest, proof of non–payment or default by the Borrowers or any other Person; (j) any other action at any time taken or omitted by the Administrative Agent or the Lenders, and, generally, all demands and notices of every kind in connection with this Guaranty, the Credit Documents, the Guarantee Liabilities, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guaranty or the Guarantee Liabilities, the Mortgage Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranty or the Guarantee Liabilities and the obligations hereby guaranteed; (k) all other notices to which the Guarantor might otherwise be entitled; (l) demand for payment under this Guaranty; and (m) any right to assert against the Administrative Agent or the Lenders, as a defense, counterclaim, set–off or cross–claim, any defense (legal or equitable), set–off, counterclaim or claim of any kind or nature whatsoever that the Guarantor may now or hereafter have against the Administrative Agent or the Lenders (other than payment in full of the Guarantee Liabilities), the Borrowers or any other Person, but such waiver shall not prevent the Guarantor from asserting against the Administrative Agent or the Lenders in a separate action, any claim, action, cause of action or demand that the Guarantor might have, whether or not arising out of this Guaranty. It shall not be necessary for the Administrative Agent or the Lenders (and the Guarantor hereby waives any rights which the Guarantor may have to require the Administrative Agent or the Lenders), in order to enforce the obligations of the Guarantor hereunder, to (i) institute suit, enforce its rights or exhaust its remedies against the Borrowers, the Pledgor, any other Credit Party, others liable on the Guarantee Liabilities, the Obligors or any other Person, (ii) enforce the Administrative Agent’s or the Lenders’ rights or exhaust its remedies under or with respect to the Mortgage Loan Documents and the collateral and Property secured thereby, the Collateral, the Pledged Collateral or any collateral, security or Property which shall ever have been given to secure the Guaranty or the Guarantee Liabilities, (iii) enforce the Administrative Agent’s or the Lenders’ rights against any other guarantors of the Guarantee Liabilities, (iv) join the Borrowers, others liable on the Guarantee Liabilities or any other Person in any action seeking to enforce this Guaranty, (v) mitigate damages or take any other action to reduce, collect or enforce the Guarantee Liabilities, or (vii) resort to any other means of obtaining payment of the Guarantee Liabilities.

4.             Validity of Guaranty.

The validity of this Guaranty, the obligations of the Guarantor hereunder and the Administrative Agent’s and the Lenders’ rights and remedies for the enforcement of the foregoing shall in no way be terminated, abated, reduced, released, modified, changed, discharged, diminished, affected, limited or impaired in any manner whatsoever by the happening from time to time of any event or condition of any kind whatsoever, including, without limitation, any of the following (and the Guarantor hereby waives any common law, equitable, statutory, constitutional, regulatory or other rights (including rights to notice) which the Guarantor might have as a result of or in connection with any of the following):  (a) the assertion or non–assertion by the Administrative Agent or the Lenders of any of the rights or remedies available to the Administrative Agent or the Lenders pursuant to the provisions of the Credit Documents, the Mortgage Loan Documents or pursuant to any Requirement of Law; (b) the waiver by the Administrative Agent or the Lenders of, or the failure of the Administrative Agent or the Lenders to enforce, or the lack of diligence by the Administrative Agent or the Lenders in connection with, the enforcement of any of its rights or remedies under the Credit Documents, the Mortgage Loan Documents, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities; (c) the granting by the Administrative Agent or the Lenders of (or failure by the Administrative Agent or the Lenders to grant) any indulgence, forbearance, adjustment, compromise, consent, approval, waiver or extension of time; (d) the exercise by the Administrative Agent or the Lenders of or failure to exercise any so–called self–help remedies; (e) any act, omission or condition that might in any manner or to any extent vary, alter, increase, extend or continue the risk to the Guarantor or might otherwise operate as a discharge or release of the Guarantor under Requirements of Law; (f) any full or partial release or discharge of or accord and satisfaction with respect to liability for the Guarantee Liabilities, or any part thereof, of the Borrowers, the Guarantor, the Pledgor, any other Credit Party, any co–guarantors or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guarantee Liabilities, or any part thereof; (g) the impairment, modification, change, release, discharge or limitation of the liability of the Borrowers, the Guarantor, the Pledgor, any other Credit Party, any Obligor or any Person liable for or obligated on the Guarantee Liabilities, or any of their estates in bankruptcy, resulting from or pursuant to the bankruptcy or insolvency of any of the foregoing or the application of the Insolvency Laws or of or any decision of any court of the United States or any state thereof; (h) any present or future Requirements of Law or order of any Governmental Authority (de jure or de facto) purporting to reduce, amend or otherwise affect the Guarantee Liabilities or to vary any terms of payment, satisfaction or discharge thereof; (i) the waiver, compromise, settlement, release, extension, amendment, change, modification, substitution, replacement, reduction, increase, alteration, rearrangement, renewal or termination of the terms of the Guarantee Liabilities, the Credit Documents, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guaranty or the Guarantee Liabilities, the Mortgage Loan Documents, any or all of the obligations, covenants or agreements of the Borrowers, the Pledgor, the other Credit Parties, the Obligors or any other Person under the Credit Documents or Mortgage Loan Documents (except by satisfaction in full of all Guarantee Liabilities) or of the Guarantor under this Guaranty and/or any failure of the Administrative Agent or the Lenders to notify the Guarantor of any of the foregoing; (j) the extension of the time for satisfaction, discharge or payment of the Guarantee Liabilities or any part thereof owing or payable by the Borrowers or any other Person under the Credit Documents or of the time for performance of any other obligations, covenants or agreements under or arising out of this Guaranty or the extension or renewal of any thereof; (k) any existing or future offset, claim or defense (other than payment in full of the Guarantee Liabilities) of the Borrowers or any other Person against the Administrative Agent or the Lenders or against payment of the Guarantee Liabilities, whether such offset, claim or defense arises in connection with the Guarantee Liabilities (or the transactions creating same) or otherwise; (l) the taking or acceptance or the existence of any other guaranty of or collateral, security or Property for the Guarantee Liabilities in favor of the Administrative Agent, the Lenders or any other Person specified in the Credit Documents or the enforcement or attempted enforcement of such other guaranty, collateral, security or Property; (m) any sale, lease, sublease or transfer of or Lien on all or a portion of the assets or Property of the Borrowers, the Pledgor, the Guarantor or any other Credit Party, or any changes in the shareholders, partners or members of the Borrowers, the Pledgor, the Guarantor or any other Credit Party, or any reorganization, consolidation or merger of the Borrowers, the Pledgor, the Guarantor or any other Credit Party; (n) the invalidity, illegality or unenforceability of all or any part of the Guarantee Liabilities, the Credit Documents, the Collateral, the

Pledged Collateral, any collateral, security or Property for the Guaranty or the Guarantee Liabilities, the Mortgage Loan Documents or any document or agreement executed in connection with the foregoing, for any reason whatsoever, including, without limitation, the fact that (1) the Guarantee Liabilities, or any part thereof, exceeds the amount permitted by Requirements of Law or violates usury laws, (2) the act of creating the Guarantee Liabilities, the Mortgage Assets, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guaranty or the Guarantee Liabilities or any part of the foregoing is ultra vires, (3) the officers or representatives executing the Mortgage Loan Documents or Credit Documents or otherwise creating the Guarantee Liabilities, the Mortgage Assets, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities acted in excess of their authority, (4) the Borrowers, the Pledgor, any other Credit Party, any Obligor or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guarantee Liabilities wholly or partially uncollectible, (5) the creation, performance or repayment of the Guarantee Liabilities, the Mortgage Assets, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities (or the execution, delivery and performance of any Credit Document, Mortgage Loan Document or document or instrument representing part of the Guarantee Liabilities, the Mortgage Assets, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guaranty or the Guarantee Liabilities or executed in connection with the Guarantee Liabilities, the Mortgage Assets, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities, or given to secure the repayment of the Guarantee Liabilities, the Mortgage Assets or the other Collateral) is illegal, uncollectible or unenforceable, or (6) any Mortgage Loan Document, any Credit Document or any other document, agreement or instrument has been forged or otherwise is irregular or not genuine or authentic; (o) any release, termination, sale, pledge, participation, transfer, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of the Collateral, the Pledged Collateral or any collateral, security or Property at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranty or the Guarantee Liabilities; (q) the failure of the Administrative Agent, the Lenders or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of the Collateral, the Pledged Collateral or any other collateral, security or Property for the Guaranty or the Guarantee Liabilities, including, but not limited to, any neglect, delay, omission, failure or refusal of the Administrative Agent or the Lenders (1) to take or prosecute any action for the collection of any of the Guarantee Liabilities, the Pledged Collateral, any Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities, (2) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose, upon any Collateral, the Pledged Collateral or any security, collateral or Property for the Guaranty or Guarantee Liabilities, or (3) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guarantee Liabilities; (r) the fact that the Collateral, the Pledged Collateral or any collateral, security, Property or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranty or the Guarantee Liabilities, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; (s) any payment by the Borrowers or any other Person to the Administrative Agent or the Lenders is held to constitute a preference under Insolvency Laws, or for any reason the Administrative Agent or the Lenders are required to refund such payment or pay such amount to any such Borrower or other Person; or (t) any event or action that would, in the absence of this Section 4, result in the full or partial release, discharge or relief of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement, whether or not such event or action increases the likelihood that the Guarantor will be required to pay the Guarantee Liabilities pursuant to the terms hereof or thereof and whether or not such event or action prejudices the Guarantor, it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Guarantee Liabilities when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly or expressly described herein, which obligation shall be deemed satisfied only upon the full and final indefeasible payment and satisfaction of the Guarantee Liabilities.

5.             Primary Liability of the Guarantor.

Without limiting the foregoing provisions, the Guarantor agrees that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to any of the Credit Documents, the Collateral, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guaranty or the Guarantee Liabilities or otherwise, and the Guarantor hereby waives the right to require the Administrative Agent or the Lenders to proceed against the Borrowers, the Pledgor, any other Credit Party, any Obligor or any other Person (including a co–guarantor) or to require the Administrative Agent or the Lenders to pursue any other remedy or enforce any other right. The Guarantor further agrees that the Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever against any Person, or any right of recourse to the Collateral, the Pledged Collateral or any collateral, security or Property for the Guaranty or the Guarantee Liabilities, so long as any such Guarantee Liabilities remain outstanding. The Guarantor further agrees that nothing contained herein shall prevent the Administrative Agent or the Lenders from suing on the Credit Agreement or any of the other Credit Documents or foreclosing its security interest in or Lien on any Collateral, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guaranty or the Guarantee Liabilities or from exercising any other rights available to it under the Credit Agreement or any of the other Credit Documents or any other instrument of security if none of the Borrowers, the Pledgor, the Guarantor or any other Credit Party timely perform the obligations of the Borrowers, the Pledgor, all other Credit Parties or other Persons thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Guarantor’s obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. The Guarantor recognizes, acknowledges and agrees that the Guarantor may be required to pay the Guarantee Liabilities in full (subject to the limit set forth in Section 1) without assistance or support of any other party, and the Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guarantee Liabilities, or that the Administrative Agent or the Lenders will look to other parties to pay or perform the Guarantee Liabilities. The Guarantor recognizes, acknowledges and agrees that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of the Collateral, the Pledged Collateral or any of the collateral, security or Property for the Guaranty or the Guarantee Liabilities.

6.             Attorneys’ Fees and Costs of Collection.

If at any time or times hereafter the Administrative Agent or the Lenders employ counsel to pursue collection, to preserve or enforce its rights under this Guaranty, or to intervene, to sue for enforcement of the terms of this Guaranty or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, then, in such event, all of the reasonable attorneys’ fees, costs and expenses relating thereto and all other amounts (if any) owed by the Guarantor under this Guaranty (other than the Guarantee Liabilities) shall be an additional liability of the Guarantor to the Administrative Agent and the Lenders (over and above any limitation set forth in Section 1, if any), payable on demand. The obligations contained in this Section 6 shall survive the termination of this Guaranty.

7.             Security Interests and Setoff.

The Guarantor agrees that in the event the Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty, the Administrative Agent and the Lenders shall be entitled to (a) any and all remedies available to it under Requirements of Law including, without limitation, all rights of setoff and (b) the benefit of all Liens heretofore, now and at any time or times hereafter granted by such Guarantor to the Administrative Agent and the Lenders, if any, to secure such Guarantor’s obligations hereunder.

8.             Term of Guaranty.

This Guaranty shall continue in full force and effect until the Guarantee Liabilities are fully and indefeasibly paid, performed and discharged and the Credit Documents are terminated. This Guaranty covers the Guarantee Liabilities whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by the Administrative Agent or the Lenders in stages or installments. Notwithstanding the foregoing, this Guaranty shall continue to be effective, or be reinstated, as the case may be, and any payment of the Guarantee Liabilities hereunder shall be reinstated, if at any time payment, or any part thereof, of any of the Guarantee Liabilities is rescinded or must otherwise be restored or returned by the Administrative Agent or the Lenders as a preference, fraudulent conveyance or otherwise upon or in connection with an Insolvency Event or Insolvency Proceeding with respect to the Borrowers or any other Person obligated on or for the Guarantee Liabilities, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or such other Person or any substantial part of such Borrowers’ or such other Person’s Property or assets, or otherwise, all as though such payments had not been made; provided that in the event payment of all or any part of the Guarantee Liabilities is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Administrative Agent or the Lenders in defending and enforcing such reinstatement shall be deemed to be included as a part of the Guarantee Liabilities.

9.             Representations, Warranties and Covenants.

(a)           The Guarantor represents and warrants to, and covenants with, the Administrative Agent and the Lenders, as of the date of this Guaranty, and shall be deemed to restate as of each Borrowing Date, that:

(i)            It is duly organized, validly existing and in good standing as a corporation, limited partnership or limited liability company under the laws of the jurisdiction of its organization or formation, and is duly qualified to do business and is in good standing in all jurisdictions in which the character of its Property or assets, the nature of its business or the performance of its obligations under any agreement to which it is a party or is bound makes such qualification necessary.

(ii)           Its execution and delivery of, performance under and compliance with this Guaranty will not violate its Authority Documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material Contractual Obligation, Indebtedness or Guarantee Obligation to which it is a party or by which it is bound.

(iii)          It has the full power and authority to enter into and consummate all transactions contemplated by this Guaranty, has duly authorized the execution, delivery and performance of this Guaranty, and has duly executed and delivered this Guaranty.

(iv)          This Guaranty constitutes a valid, legal and binding obligation of such Guarantor, enforceable against it in accordance with the terms hereof, subject to (A) Insolvency Laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v)           It is not in violation of, and its execution and delivery of, performance under and compliance with this Guaranty shall not constitute a violation of, its Authority Documents, any Requirement of Law, any order or decree of any court or arbiter, or any order, regulation or demand of any Governmental Authority.

(vi)          No consent, approval, authorization or order of any Governmental Authority is required for the consummation by it of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

(vii)         No litigation is pending or, to the best of the Guarantor’s knowledge, threatened against it that, if determined adversely to it, would prohibit the Guarantor from entering into or performing this Guaranty or that, in the Guarantor’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Guaranty or the financial condition of it.

(viii)        Neither the Guarantor, the Borrowers, the Pledgor or any other Credit Party has ever been convicted of a crime or is the subject of any currently pending or threatened criminal proceeding.

(ix)           The Guarantor is not the subject of any Insolvency Proceeding.

(x)            The Guarantor is an Affiliate of each Borrower, is the owner of a direct or indirect interest in each Borrower, and has received or will receive direct or indirect benefit from and adequate consideration for the making of this Guaranty with respect to the Guarantee Liabilities.

(xi)           The recitals to this Guaranty are true and correct.

(xii)          The Guarantor has received valuable consideration, fair value, fair consideration or reasonable equivalent value for the Guarantee Liabilities, and the Guarantee Liabilities (A) will not render the Guarantor not Solvent, (B) will not leave the Guarantor with an unreasonably small amount of capital to conduct its business, and (C) will not cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the date hereof.

(b)           The Guarantor further represents and warrants to the Administrative Agent and the Lenders that it is familiar with and has independent knowledge of, and has reviewed the books and records regarding, the Borrowers’ financial condition and affairs and the value of the Collateral and represents and agrees that it will keep so informed while this Guaranty is in force; provided, however, the Guarantor acknowledges and agrees that it is not relying on such financial condition or collateral as an inducement to enter into this Guaranty. The Guarantor agrees that the Administrative Agent and the Lenders shall have no obligation to investigate the financial condition or affairs of the Borrowers for the benefit of the Guarantor or to advise the Guarantor of any matter relating to or arising under the Credit Agreement or any of the other Credit Documents or any fact respecting, or any change in, the financial condition or affairs of the Borrowers that might come to the knowledge of the Administrative Agent or the Lenders at any time, whether or not the Administrative Agent or the Lenders know or believe or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Guarantee Liabilities.

(c)           The Guarantor further represents and warrants to the Administrative Agent and the Lenders that the financial statements (if any) and other financial information (if any) of the Guarantor delivered to the Administrative Agent prior to the Closing Date are true and correct and fairly represent in all material respects the financial condition of the Guarantor on the date of the delivery of such information and that there has been no Material Adverse Effect since such date.

(d)           The Guarantor hereby agrees that (i) it shall deliver to the Administrative Agent all financial statements, certifications and other information and documents required under the Credit Agreement and any other Credit Document and such other financial information as the Administrative Agent may from time to time reasonably require and that such financial statements and other information shall be true and correct and fairly represent in all material respects the financial condition of such Guarantor and its Subsidiaries on the date of delivery; (ii) it will not sell, assign, transfer or otherwise convey, in a single transaction or in a series of transactions, any material asset or portion of a material asset which would (A) result in a Material Adverse Effect or (B) violate the Credit Documents; (iii) it shall cause the Borrowers to comply with each and every agreement, obligation, duty and covenant under the Credit Documents and, to the extent the Borrowers do not fulfill their agreements, obligations, duties and covenants under the Credit Documents, the Guarantor shall fulfill the same and (iv) it shall perform each and every agreement, obligation, duty and covenant that it has agreed to perform under any Credit Document.

(e)           The representations, warranties and covenants of the Guarantor set forth in this Section 9 shall survive the execution and delivery of this Guaranty and shall inure to the benefit of the Persons for whose benefit they were made for so long as this Guaranty is in effect. Upon discovery by any party hereto of a breach of any such representations, warranties and covenants, the party discovering such breach shall give prompt written notice thereof to the other.

10.          Additional Liability of Guarantor.

If the Guarantor is or becomes liable for any Indebtedness owing by the Borrowers to the Administrative Agent or the Lenders by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and such Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

11.          Cumulative Rights.

All rights of the Administrative Agent and the Lenders hereunder or otherwise arising under the Credit Documents or any documents executed in connection with or as security for the Guarantee Liabilities or under Requirements of Law are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting, limiting or impairing any other right of the Administrative Agent and the Lenders and without limiting, affecting or impairing the liability of the Guarantor.

12.          Usury.

Notwithstanding any other provision contained herein to the contrary, no provision of this Guaranty shall require or permit the collection from the Guarantor of interest in excess of the maximum rate or amount that the Guarantor may be required or permitted to pay pursuant to any Requirement of Law. In the event any such interest is collected, it shall be applied in reduction of the Guarantor’s obligations hereunder, and the remainder of such excess collected shall be returned to the Guarantor once such obligations have been fully satisfied.

13.          Assignments.

(a)           Assignments by the Administrative Agent or the Lenders. This Guaranty is intended for and shall inure to the benefit of the Administrative Agent, the Lenders and each and every Person who shall from time to time be or become the owner or holder of any of the Guarantee Liabilities, and each and every reference herein to the Administrative Agent and the Lenders shall include and refer to each and every successor, assignee, pledgee and participant of the Administrative Agent and the Lenders and the successors, assignees and participants of the foregoing at any time holding or owning any part of or interest in any part of the Guarantee Liabilities. This Guaranty shall be transferable and negotiable by the Administrative Agent and the Lenders with the same force and effect, and to the same extent, that the Guarantee Liabilities are transferable and negotiable, it being understood and stipulated that, upon assignment or any such transfer by the Administrative Agent or the Lenders of any of the Guarantee Liabilities, the legal holder or owner of said Guarantee Liabilities (or a part thereof or interest therein thus transferred or assigned) shall (except as otherwise stipulated by the Administrative Agent or the Lenders in its assignment) have and may exercise all of the rights granted to the Administrative Agent and the Lenders under this Guaranty to the extent of that part of or interest in the Guarantee Liabilities thus assigned or so transferred to said Person. The Guarantor expressly waives notice of any such transfer or assignment of the Guarantee Liabilities, or any part thereof, or of the rights of the Administrative Agent and the Lenders hereunder. The Guarantor acknowledges and agrees that any action taken hereunder shall not release or discharge this Guaranty or any obligations of the Guarantor hereunder.

(b)           Assignments by Guarantor. This Guaranty may not be assigned, and the Guarantor’s agreements, duties, obligations and covenants hereunder may not be delegated, in whole or in part by the Guarantor. All agreements, duties, obligations and covenants of the Guarantor hereunder shall bind and shall be enforceable against the Guarantor’s successors and assigns.

14.          Application of Payments.

The Administrative Agent and the Lenders may apply any payments received by them from any source against such portion of the Guarantee Liabilities and in such priority and fashion as they may deem appropriate in their sole and absolute discretion.

15.          Counterclaims; Setoff.

The Guarantor waives all rights to interpose any claims, deduction or counterclaims of any kind, nature or description in any action or proceeding instituted by the Administrative Agent or the Lenders with respect to this Guaranty, the Guarantee Liabilities, the Collateral, the Pledged Collateral, the collateral, security or Property for the Guaranty or the Guarantee Liabilities or any matter arising from or relating to any of the foregoing, except compulsory counterclaims. The Guarantor hereby waives any right of setoff it may have or to which it may be entitled under this Guaranty, the Credit Documents or Requirements of Law from time to time against the Administrative Agent or the Lenders or their assets or Property. Notwithstanding anything to the contrary contained in this Guaranty, until the Guarantee Liabilities have been indefeasibly paid in full the Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Administrative Agent or the Lenders), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrowers, the Pledgor, any other Credit Party or any other party liable for payment of any or all of the Guarantee Liabilities for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

16.          Bankruptcy Code Waiver.

In the event that a Borrower becomes a debtor in any proceeding under the Bankruptcy Code, the Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of such Borrower, by reason of the existence of this Guaranty, and in connection herewith, the Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. This waiver is given to induce the Administrative Agent and the Lenders to enter into the transactions contemplated by the Credit Documents. After the Guarantee Liabilities are paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

17.          The Borrowers’ and Pledgor’s Actions.

No encumbrance, assignment, leasing, subletting, sale or other transfer by a Borrower or the Pledgor of any of the Borrower’s or the Pledgor’s assets or Property shall operate to extinguish or diminish the liability of the Guarantor under this Guaranty.

18.          Subordination.

(a)           As used in this Guaranty, the term “Guarantor Claims” shall mean all debts, liabilities and other Indebtedness of the Borrowers, the Pledgor, any other Credit Party or any other Person obligated to the Administrative Agent, the Lenders or any other Person specified under any Credit Document to the Guarantor, whether such debts, liabilities and other Indebtedness now exist or are hereafter incurred or arise, or whether the obligations of such Borrower, Pledgor, other Credit Party or such other Person thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts, liabilities or other Indebtedness be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts, liabilities or other Indebtedness may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor. The Guarantor Claims shall include, without limitation, all rights and claims of the Guarantor against the Borrowers, the Pledgor, other Credit Parties or other Persons (arising as a result of subrogation or otherwise) as a result of the Guarantor’s payment of all or a portion of the Guarantee Liabilities. All Guarantor Claims are and shall be subordinate to the Guarantee Liabilities.

(b)           In the event of any Insolvency Proceedings involving the Guarantor as debtor, the Administrative Agent and the Lenders shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and any payments which would otherwise be payable upon Guarantor Claims to the extent of any sums owed by the Guarantor hereunder. The Guarantor hereby assigns such dividends and payments to the Administrative Agent as agent for the Lenders. Should the Administrative Agent as agent for the Lenders receive, for application upon the Guarantee Liabilities, any such dividend or payment which is otherwise payable to the Guarantor, and which, as between the Borrowers or any other Person described in clause (a) above on the one hand and the Guarantor on the other, shall constitute a credit upon the Guarantor Claims, then upon payment to the Administrative Agent as agent for the Lenders in full of the Guarantee Liabilities, the Guarantor shall become subrogated to the rights of the Administrative Agent and the Lenders to the extent that such payments to the Administrative Agent as agent for the Lenders on the Guarantor Claims have contributed toward the liquidation of the Guarantee Liabilities, and such subrogation shall be with respect to that proportion of the Guarantee Liabilities which would have been unpaid if the Administrative Agent as agent for the Lenders had not received dividends or payments upon the Guarantor Claims.

(c)           In the event that, notwithstanding anything to the contrary in this Guaranty, the Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, the Guarantor agrees to hold in trust for the Administrative Agent as agent for the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to the Administrative Agent as agent for the Lenders, and the Guarantor covenants promptly to pay the same to the Administrative Agent as agent for the Lenders.

(d)           The Guarantor agrees that any claims, charges or Liens against the Borrowers, the Pledgor, other Credit Parties or any other Persons described under clause (a) above and/or such Borrower’s, the Pledgor’s, any other Credit Party’s or such other Person’s assets and Property with respect to the Guarantor Claims shall be and remain inferior and subordinate to any claims, charges or Liens of the Administrative Agent or the Lenders against the Borrowers, the Pledgor, any other Credit Party or any such other Person and/or such Borrower’s, such Pledgor’s, any such other Credit Party’s or such other Person’s assets and Property, regardless of whether such claims, charges or Liens in favor of the Guarantor, the Administrative Agent or the Lenders presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent and the Lenders, the Guarantor shall not (i) exercise or enforce any creditor’s right it may have against the Borrowers, the Pledgor, any other Credit Party or any other Person described under clause (a) above, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any Insolvency Proceeding) to enforce any claims, charges, Liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances against the Borrowers, the Pledgor, any other Credit Party or such other Person or the assets or Property of the Borrowers, the Pledgor, any other Credit Party or such other Person held by the Guarantor.

19.          Commercial Transaction.

To induce the Administrative Agent and the Lenders to enter into this Guaranty and the transactions evidenced by and secured by the Credit Documents, the Guarantor agrees that said transactions are commercial and not consumer transactions.

20.          Books and Records.

In addition to any additional rights under the Credit Agreement and the other Credit Documents, the Administrative Agent and the Lenders shall have the right at the Guarantor’s cost, and the Guarantor shall permit and shall cooperate with the Administrative Agent and the Lenders in arranging for, at any reasonable time from time to time, the Administrative Agent, the Lenders and/or its representatives, to review and audit all books, records and financial statements (including all supporting data and other records) of the Guarantor, and the Guarantor shall make all such books of account and records available for such examination, at the office where the same are regularly maintained. The Administrative Agent and the Lenders shall have a right to copy, duplicate and make abstracts from such books and records as the Administrative Agent and the Lenders may require.

21.          Notices, Etc.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and shall be governed by Section 10.2 of the Credit Agreement. The failure of the Administrative Agent or the Lenders to give any notice required hereunder (if any) shall not affect the liability or obligations of the Guarantor hereunder. Unless otherwise expressly provided in this Guaranty, reference to any notice, request, approval, consent or determination provided for, permitted or required under the terms of this Guaranty with respect to the Borrowers, the Guarantor, the Administrative Agent or the Lenders means, in order for such notice, request, approval, consent or determination to be effective hereunder, such notice, request, approval or consent must be in writing.

22.          No Waiver.

No failure on the part of the Administrative Agent or the Lenders to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any other right.

23.          Amendments and Waivers.

No amendment, waiver or other modification of any provision of this Guaranty shall be effective unless amended in accordance with the requirements of Section 10.1 of the Credit Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24.          Severability; Integration.

Each provision of this Guaranty shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any other Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby. This Guaranty and any agreements or letters executed in connection herewith contain the final and complete integration of all prior expressions by the Guarantor hereto with respect to the subject matter hereof and shall constitute the entire agreement of the Guarantor hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

25.          Heading and Exhibits.

The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules, exhibits and annexes (if any) attached hereto and referred to herein shall constitute a part of this Guaranty and are incorporated into this Guaranty for all purposes.

26.          Governing Law.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

27.          Waivers.

(a)           THE GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES OR AGENTS.

(b)           TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS GUARANTY, THE CREDIT DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY DEALINGS, COURSE OF DEALINGS, COURSE OF CONDUCT AMONG THEM OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF ANY PARTY, AND NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE OR HAS NOT BEEN WAIVED. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(c)           ANY LEGAL ACTION OR PROCEEDING AGAINST ANY PARTY HERETO WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND ASSETS, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A PARTY IN ANY OTHER JURISDICTION.

(d)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (c) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e)           EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL–ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

(f)            EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE ADMINISTRATIVE AGENT, THE LENDERS AND EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THE BENEFITS OF THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE

DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(g)           THE WAIVERS SET FORTH IN THIS SECTION 27 ARE IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO ANY TRANSACTION ENTERED INTO HEREUNDER OR THEREUNDER. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

28.          Taxes.

The provisions of Section 2.14 of the Credit Agreement shall be equally applicable to the Guarantor and any payments made under this Guaranty.

29.          Recitals.

The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

30.          Counterparts.

This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

31.          Discretion.

Reference herein or in any Credit Document to the Administrative Agent’s or the Lenders’ discretion shall mean, unless otherwise stated herein or therein, the Administrative Agent’s or the Lenders’ sole and absolute discretion, and the exercise of such discretion shall be final and conclusive. In addition, whenever the Administrative Agent or the Lenders has a decision or right of determination or request, exercises any right given to it to agree, disagree, accept, consent, grant waivers, take action or no action or to approve or disapprove, or any arrangement or term is to be satisfactory or acceptable to or approved by (or any similar language or terms) the Administrative Agent or the Lenders, as applicable, the decision of the Administrative Agent or the Lenders, as applicable, with respect thereto shall be in the sole and absolute discretion of the Administrative Agent or the Lenders, as applicable, and such decision shall be final and conclusive, except as may be otherwise specifically provided herein.

32.          Recourse Against Certain Parties.

No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Administrative Agent, the Lenders or the Guarantor as contained in this Guaranty, the Credit Documents or any other agreement, instrument or document entered into by the Administrative Agent, the Lenders, the Guarantor or any such party pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of the Administrative

Agent, the Lenders, the Guarantor or any incorporator, Affiliate (direct or indirect), owner, member, partner, stockholder, officer, director, employee, agent or attorney of the Administrative Agent, the Lenders, the Guarantor or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, the Lenders and the Guarantor contained in this Guaranty, the Credit Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or thereto or in connection herewith or therewith are, in each case, solely the corporate obligations of the Administrative Agent, the Lenders and the Guarantor and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Administrative Agent, the Lenders, the Guarantor or any incorporator, owner, member, partner, stockholder, Affiliate (direct or indirect), officer, director, employee, agent or attorney of the Administrative Agent, the Lenders, the Guarantor or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Administrative Agent, the Lenders or the Guarantor contained in this Guaranty, the Credit Documents or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of the Administrative Agent, the Lenders, any other Credit Party or the Guarantor and each incorporator, owner, member, partner, stockholder, affiliate, officer, director, employee, agent or attorney of the Administrative Agent, the Lenders, any other Credit Party or the Guarantor, or of any such administrator, or any of them, for breaches by the Administrative Agent, the Lenders, any other Credit Party or the Guarantor of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Guaranty. The provisions of this Section 32 shall survive the termination of this Guaranty.

33.          Set–offs.

In addition to any rights and remedies of the Administrative Agent and the Lenders provided by this Guaranty, the Credit Documents and by Requirements of Law, the Administrative Agent and the Lenders shall have the right, without prior notice to the Borrowers, the Guarantor, the Pledgor or any other Credit Party, any such notice being expressly waived by the Guarantor to the extent permitted by Requirements of Law, and regardless of the existence of any other collateral, upon any amount becoming due and payable by the Guarantor to the Administrative Agent and the Lenders hereunder, under the Credit Documents or otherwise (whether at the stated maturity, by acceleration or otherwise) to set–off and appropriate and apply against such amount any and all monies and other Property and assets of the Guarantor, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, indebtedness, claims, securities, collateral, Property, assets or proceeds of any of the foregoing in, as applicable, any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and in each case at any time held or owing by the Administrative Agent, the Lenders, any Person under the control of the Administrative Agent, the Lenders and any successor or assign of the foregoing to or for the credit or the account of the Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise. The Administrative Agent agrees promptly to notify the Guarantor after any such set–off and application made by the Administrative Agent or the Lenders, provided that the failure to give such notice shall not affect the validity of such set–off and application. ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT AND THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE AMOUNTS OWING TO THE ADMINISTRATIVE AGENT AND THE LENDERS BY THE BORROWERS, THE GUARANTOR, THE PLEDGOR OR ANY OTHER CREDIT PARTY UNDER THE CREDIT DOCUMENTS, PRIOR TO EXERCISING ITS RIGHT OF SET–OFF WITH RESPECT TO SUCH MONIES, SECURITIES, COLLATERAL, DEPOSITS, CREDITS OR OTHER PROPERTY OR ASSETS OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE GUARANTOR.

34.          Joint and Several Obligations.

(a)           At all times during which there is more than one (1) Guarantor under this Guaranty, the liability of each Guarantor shall be joint and several and the joint and several obligations of each Guarantor under this Guaranty and the other Credit Documents (a) (i) shall be absolute and unconditional and shall remain in full force and effect (or be reinstated) until all the Guarantee Indebtedness shall have been paid in full, the Guarantor Obligations shall have been satisfied in full and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or in equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by the Administrative Agent or the Lenders, and (ii) until such payment has been made and such obligations satisfied, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Borrowers, the Guarantor, the Pledgor or any other Credit Party, (A) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the obligations or agreements of any Borrower, the Guarantor, the Pledgor or any other Credit Party under the Credit Agreement or any Credit Document, (B) the failure to give notice to the Borrowers, the Guarantor, the Pledgor or any other Credit Party of the occurrence of an Event of Default under any of the Credit Documents, (C) the release, substitution or exchange by the Administrative Agent or the Lenders of any or all of the Collateral, Pledged Collateral or any collateral, Property or security for the Guaranty or the Guarantee Liabilities (in each case, whether with or without consideration) or the acceptance by the Administrative Agent or the Lenders of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of collateral, (D) the release of any Person primarily or secondarily liable for all or any part of the Obligations or the Guarantee Liabilities, whether by the Administrative Agent, the Lenders or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the Borrowers, the Guarantor, the Pledgor, any other Credit Party or any other Person who, or any of whose Property or assets, shall at the time in question be obligated in respect of the Obligations or the Guarantee Liabilities or any part thereof, or (E) to the extent permitted by Requirements of Law, any other event, occurrence, action or circumstance that would, in the absence of this Section 34, result in the release or discharge of any or all of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Credit Agreement or the Credit Documents; (b) each Guarantor expressly agrees that the Administrative Agent and the Lenders shall not be required first to initiate any suit or to exhaust its remedies against the Borrowers, the Guarantor, the Pledgor, any other Credit Party or any other Person to become liable, or against any of the Collateral, the Pledged Collateral or any collateral, security or Property for this Guaranty or the Guarantee Liabilities, in order to enforce this Guaranty or the Credit Documents and each Guarantor expressly agrees that, notwithstanding the occurrence of any of the foregoing, each Guarantor shall be and remain directly and primarily liable for all sums due under this Guaranty or any of the Credit Documents; and, (c) on disposition by the Administrative Agent or the Lenders of any Property encumbered by any Collateral, the Pledged Collateral or any collateral, Property or security for this Guaranty or the Guarantee Liabilities, each Guarantor shall be and shall remain jointly and severally liable for any deficiency.

(b)           Each Guarantor hereby agrees that, to the extent another Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor which has not paid its proportionate share of such payment; provided however, that the provisions of this Subsection 34(b) shall in no respect limit the obligations and liabilities of each Guarantor to the Administrative Agent and the Lenders, and, notwithstanding any payment or payments made by a Guarantor (the “paying Guarantor”) hereunder or any set-off or application of funds of the paying Guarantor by the Administrative Agent or the Lenders, the paying Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent and the Lenders against any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or the Lenders, nor shall the paying Guarantor seek or be entitled to seek any contribution or reimbursement from the other Guarantor in respect of payments made by the paying Guarantor hereunder, until all amounts owing to the Administrative Agent or the Lenders by the Guarantor under this Guaranty and the other Credit Documents are paid in full. If any amount shall be paid to the paying Guarantor on account of such subrogation rights at any time when all such amounts shall not have been paid in full, such amount shall be held by the paying Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the paying Guarantor, and shall, forthwith upon receipt by the paying Guarantor, be turned over to the Administrative Agent as agent for the Lenders, in the exact form received by the paying Guarantor (duly indorsed by the paying Guarantor to the Administrative Agent as agent for the Lenders, if required), to be applied against amounts owing to the Administrative Agent and the Lenders by the Guarantor under this Guaranty and the other Credit Documents, whether matured or unmatured, in such order as the Administrative Agent and the Lenders may determine in their discretion.

355.        Third Party Beneficiary.

The Lenders shall be a third–party beneficiary of each of the terms and provisions of this Guaranty. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed as of the date first written above.

GUARANTOR:	NORTHSTAR REALTY FINANCE CORP.,
a Maryland corporation

	By:	/s/ Albert Tylis
	Name:	Albert Tylis
	Title:	Executive Vice President and General Counsel

NORTHSTAR REALTY FINANCE L.P.,
a Delaware limited partnership

	By:	/s/ Albert Tylis
	Name:	Albert Tylis
	Title:	Executive Vice President and General Counsel

STATE OF                    ,

                       County ss:

I hereby certify that on this [    ] day of [            ], [                   ], before me, the subscriber, a Notary Public of the State of [                    ], in and for the [                    ], personally appeared [                    ], [                    ], of [                    ], a [                    ], and known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and on behalf of said [                    ] that he, on behalf of said [                    ], executed the same for the purposes therein contained.

As Witness:  my hand and notarial seal.

My Commission Expires:

Notary Public

STATE OF                    ,

                       County ss:

I hereby certify that on this [    ] day of [            ], [                   ], before me, the subscriber, a Notary Public of the State of [                    ], in and for the [                    ], personally appeared [                    ], [                    ], of [                    ], a [                    ], and known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and on behalf of said [                    ] that he, on behalf of said [                    ], executed the same for the purposes therein contained.

As Witness:  my hand and notarial seal.

My Commission Expires:

Notary Public